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                                                                  Exhibit 10(vi)

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             FIRST AMENDMENT TO THE 2002 AMENDED SERVICING AGREEMENT
             -------------------------------------------------------

     THIS AMENDMENT ("Amendment") is made this 25th day of April, 2002 to that certain 2002 Amended Servicing Agreement ("Agreement") by and between BOSTON SERVICE COMPANY, INC. ("BSC") and AUTO LENDERS LIQUIDATION CENTER, INC. ("Auto Lenders").

BACKGROUND
----------

     BSC and Auto Lenders wish to clarify and add items of consideration to the Servicing Agreement, retroactive from the effective date of the Amended Servicing Agreement. All other terms and conditions remain in full force and effect.

Amendment to Paragraph 5 - Remarketing of Vehicles
--------------------------------------------------

     This Paragraph shall remain as stated but should clarify that the cost of all media advertising pertaining to the sale of off-lease vehicles shall be the responsibility of BSC.

Addition to Paragraph 9 - Consideration
---------------------------------------

     The addition of Item C - Facility Fees shall be added to the Agreement and shall read as follows:

     BSC will provide all equipment and system support to each of the Auto Lenders facilities that are operating under the service consideration specified by this Agreement and, further, BSC will pay a monthly facility fee of $100,000 per month effective with the execution of this Amendment until December 31, 2004.

     IN WITNESS WHEREOF, BSC and Auto Lenders have caused this First Amendment Agreement to the 2002 Amended Servicing Agreement to be executed by their duly authorized corporate officers and their corporate seals to be affixed hereto the day and year first beneath their signatures below; each intending this Amendment shall become effective on the date first written above.

                                       AUTO LENDERS LIQUIDIATION CENTER, INC.

Attest:  /s/ Thomas F. Nicholas        By: /s/ Michael J. Wimmer
         ----------------------            --------------------------------
Assistant Secretary                    Title: President
(Corp. Seal)                           Dated:  April 25, 2002


                                       BOSTON SERVICE COMPANY, INC. t/a
                                       HANN FINANCIAL SERVICE CORP.

Attest:  Jeri L. Dooley                By: /s/ Charles L. Dovico
         ----------------------            --------------------------------
Secretary                              Title: President
(Corp. Seal)                           Dated:  April 25, 2002